UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 26, 2005

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-28701	04-3220927
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts  01803

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 685-4000

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HealthGate Data Corp.

Form 8-K

Item 8.01  Other Events.

The Board of Directors of  HealthGate Data Corp. has authorized the filing of  a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister HealthGate Data Corp.’s common stock and suspend its reporting obligations under the Securities and Exchange Act of 1934.

HealthGate Data Corp.’s press release relating to the filing of the Form 15 and the plan to deregister its common stock is being filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated May 26, 2005, announcing HealthGate Data Corp.’s intention to deregister its common stock with the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthGate Data Corp.

Date: May 26, 2005	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Julie Furrier
Julie Furrier
Chief Financial Officer